CRM SMALL CAP VALUE FUND
--------------------------------------------------------------------------
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FUND INFORMATION:                       SHAREHOLDER ACCOUNT INFORMATION:
   Forum Financial Services, Inc.       Forum Financial Corp.
   Two Portland Square                  P.O. Box 446
   Portland, Maine 04101                Portland, Maine 04112
   800-CRM-2883                         800-844-8258
   800-276-2883                         (207) 879-8910

--------------------------------------------------------------------------------
   SEMI-ANNUAL REPORT                                             MARCH 31, 1997
--------------------------------------------------------------------------------

Dear Fellow Shareholder:
Having now completed our first year and a half, we are pleased to report that the CRM Small Cap Value Fund continues to enjoy strong performance. The Fund has achieved an average return of 21.17% for the twelve months ended March 31, 1997. This compares favorably to the average small company growth fund return of (1.94)%, as measured by Lipper Analytical Services, Inc., and the return of 5.18% for the Russell 2000 Index.
Our approach to finding good investments for the Fund is no different from the approach we have successfully employed for our private management clients over the past twenty-four years. We invest in companies undergoing some significant change--change in their revenue/asset mix, change in their cost of doing business and even change in their management. This change often creates a period of undervaluation that can provide an attractive entry point. As value investors, we are looking to acquire stocks that are trading at discounts to market multiples of earnings and a cash flow as well as at discounts to comparable companies. We also develop a "private market" value for our investments, i.e., what a strategic buyer might pay for the whole company, as an additional valuation tool.
Our largest holdings as of March 31, 1997 include Mascotech, Fred Meyer, Bindley Western Industries and AEP Industries. Mascotech has virtually completed a restructuring which led to the divestiture of 40% of its revenue base and the repurchase of more than 20% of its stock. Although the stock has appreciated 50% from our initial purchases, we believe it could continue to rise over the next two to three years as investors begin to understand the earnings power of its core metal forgings business. AEP Industries tripled its size with the purchase of Borden's film and packaging business. As the operations are consolidated, earnings could double over the next two years, which should propel the stock price as well. In spite of having $900 million in revenues, there is no conventional Wall Street analyst coverage. Fred Meyer, having recovered from the strike-plagued 1995 year, is at the beginning of what we believe will be several years of significant earnings growth. Bradley Western is in the process of spinning out its fastest growing subsidiary, Priority Healthcare, which distributes drugs to renal treatment and oncology centers. This subsidiary is worth $10-$14 per share and would imply that we are paying 4x earnings for the base business.
We take pride in the Fund's first year and a half of operations. Within the short period of eighteen months, the Fund has accumulated over $76 million in assets. With the thousands of mutual funds from which to choose, we thank you for deciding to invest in the CRM Small Cap Value Fund.

Sincerely,

The CRM Funds

/s/ Fred M. Filoon       /s/ Ronald H. McGlynn    /s/ Jay B. Abramson
Fred M. Filoon                                    Jay B. Abramson
President                Ronald H. McGlynn        Executive Vice President
                         President                Portfolio Manager

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CRM SMALL CAP VALUE FUND
AN INTERVIEW WITH JAY ABRAMSON
PORTFOLIO MANAGER OF THE CRM SMALL CAP VALUE FUND

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Q.  JAY, HOW DID THE FUND PERFORM DURING THE LAST TWELVE MONTHS?

A. The Fund has performed very well. For the 12 months ending March 31, 1997, the Fund returned 21.17%, which compares very favorably to the increase in the Russell 2000 Index of 5.18% during the same period.

Q.  WHAT FACTORS LED THE FUND TO SUCH STRONG RETURNS IN THE PAST YEAR?

A. Although the market has favored larger cap stocks during the past year, our strong stock selection and the avoidance of any serious mistakes were the primary contributors to performance. In addition, the CRM Fund enjoyed the benefit of having several companies acquired, resulting in a dramatic increase in their share prices.

Q.  HOW DOES YOUR FUND DIFFER FROM OTHER SMALL CAP FUNDS?

A. Cramer Rosenthal McGlynn, an affiliate of the Fund's manager, has approximately $3 billion of assets under management and pursues a highly intensive internal research process to identify new investment opportunities. It is important to remember that our Fund has a "value" as opposed to "growth" approach. While all small cap funds tend to be more volatile than the general market, we feel that our value orientation tends to limit downside risk.

Q.  HOW DO YOU FIND YOUR SMALL CAP INVESTMENTS?

A. When it comes to finding new opportunities, we act like detectives. By this, I mean that we search for companies which appear to be undergoing some sort of dynamic change, such as new management, a new product, a corporate restructuring, etc. In other words, anything that might change a company's fortunes for the better. As such, we are very inquisitive about news releases of all types from many different sources. Our process is very much a "bottom up" approach to investing.

Q.  DO YOU EMPLOY ANY SPECIAL ANALYTICAL METHODS?

A. After identifying a new idea, we commence an intensive due diligence process in order to become knowledgeable about the business, familiar with management, and above all, sensitive to the valuation of the stock. We work hard and fast in order to reach a buy decision before the rest of the investment community recognizes the same dynamic change and undervaluation.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We are very optimistic about the general attraction of the small cap companies relative to the general market, mainly because of reasonable valuations and low expectations that characterize the group. Also, there appears to be no shortage of small companies that have some "dynamic change" going for them and are underfollowed or misunderstood by the investment community.

--------------------------------------------------------------------------------
                                                                   THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 1997

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--------------------------------------------------------------------------------

The following chart compares a change in value of a $10,000 investment in the Fund, including reinvested dividends and distributions, and the performance of the Russell 2000 Index (a capitalization weighted index of 2000 small capitalization U.S. companies). The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE CANNOT PREDICT NOR GUARANTEE FUTURE RESULTS.

                 CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               CRM SMALL CAP VALUE FUND       RUSSELL 2000 INDEX
10/1/95                                           $10,000                    $10,000
10/31/95                                           $9,840                     $9,554
11/30/95                                          $10,450                     $9,965
12/31/95                                          $10,734                    $10,220
1/31/96                                           $10,904                    $10,208
2/29/96                                           $11,404                    $10,531
3/31/96                                           $11,985                    $10,740
4/30/96                                           $12,475                    $11,317
5/31/96                                           $13,335                    $11,771
6/30/96                                           $13,405                    $11,291
7/31/96                                           $12,575                    $10,306
8/31/96                                           $13,275                    $10,904
9/30/96                                           $13,715                    $11,330
10/31/96                                          $13,965                    $11,154
11/30/96                                          $14,526                    $11,611
12/31/96                                          $14,915                    $11,910
1/31/97                                           $15,160                    $12,145
2/28/97                                           $15,000                    $11,851
3/31/97                                           $14,521                    $11,296
Investment value on 3/31/97
CRM Small Cap Value Fund                          $14,521
Russell 2000 Index                                $11,296
Average Annual Total Return*
                                                                  Since Inception on
                                                 One Year                    10/1/95
CRM Small Cap Value Fund                           21.17%                     28.26%
Russell 2000 Index                                  5.18%                      8.66%

 * Annualized return for the Russell 2000 Index based on an inception date of 9/30/95.

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                                                                   THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

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
                                            SECURITY
     SHARES                               DESCRIPTION                               VALUE
  -------------   ------------------------------------------------------------  -------------
  COMMON STOCKS (92.0%)
  ADVERTISING (2.7%)
        110,000   True North Communications, Inc..............................  $   2,062,500
                                                                                -------------
  AEROSPACE (2.6%)
         87,000   Tracor, Inc.*...............................................      2,022,750
                                                                                -------------
  APPAREL & ACCESSORY STORES (2.5%)
         65,000   Footstar, Inc.*.............................................      1,925,626
                                                                                -------------
  BUILDING & HOME CONSTRUCTION (4.3%)
        185,600   Morrison Knudsen Corp.*.....................................      1,948,800
        100,000   Walter Industries, Inc.*....................................      1,362,500
                                                                                -------------
                                                                                    3,311,300
                                                                                -------------
  BUILDING MATERIALS (3.5%)
         91,500   Dal-Tile International, Inc.*...............................      1,431,069
         35,500   Fibreboard Corp.*...........................................      1,229,192
                                                                                -------------
                                                                                    2,660,261
                                                                                -------------
  BUSINESS SERVICES (1.4%)
         55,000   Xpedite Systems, Inc.*......................................      1,086,250
                                                                                -------------
  COMMUNICATIONS (0.8%)
        720,000   Digicall Group Ltd.*........................................              0
         27,000   Young Broadcasting Corp.*...................................        651,375
                                                                                -------------
                                                                                      651,375
                                                                                -------------
  COMPUTER EQUIPMENT & SOFTWARE (2.4%)
         70,000   FileNet Corp.*..............................................      1,128,750
         90,000   Interleaf, Inc.*............................................        140,627
        105,000   ProxyMed, Inc.*.............................................        603,750
                                                                                -------------
                                                                                    1,873,127
                                                                                -------------
  ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTERS (4.4%)
        132,600   GSE Systems, Inc.*..........................................        812,176
         62,500   Oak Industries, Inc.*.......................................      1,234,375
         86,500   Octel Communications Corp.*.................................      1,373,188
                                                                                -------------
                                                                                    3,419,739
                                                                                -------------

                                            SECURITY
     SHARES                               DESCRIPTION                               VALUE
  -------------   ------------------------------------------------------------  -------------
  FABRICATED METAL PRODUCTS (9.0%)
         45,000   Ball Corp...................................................  $   1,192,500
         55,000   DONCASTERS plc ADR*.........................................      1,065,625
         18,000   Kaydon Corp.................................................        753,750
         37,300   Safety Components International, Inc.*......................        373,000
         81,000   TriMas Corp.................................................      1,903,500
         25,000   Watts Industries, Inc. -- Class A...........................        581,250
        100,000   Whittaker Corp.*............................................      1,012,502
                                                                                -------------
                                                                                    6,882,127
                                                                                -------------
  FINANCIAL SERVICES (3.9%)
         70,000   Glendale Federal Bank FSB*..................................      1,610,000
         22,000   Long Island Bancorp, Inc....................................        727,376
         25,000   Ocean Financial Corp.*......................................        692,188
                                                                                -------------
                                                                                    3,029,564
                                                                                -------------
  FOOD STORES (1.0%)
         58,000   Bruno's, Inc.*..............................................        775,750
                                                                                -------------
  GENERAL MERCHANDISE STORES (3.2%)
         60,000   Fred Meyer, Inc.*...........................................      2,475,000
                                                                                -------------
  HOLDING, INSURANCE & OTHER INVESTMENT COMPANIES (1.6%)
         94,000   Express America Holdings Co.*...............................        893,000
         47,000   Preferred Employers Holdings, Inc.*.........................        364,250
                                                                                -------------
                                                                                    1,257,250
                                                                                -------------
  HOTELS (1.5%)
         40,000   Interstate Hotels Co.*......................................      1,130,000
                                                                                -------------
  INDUSTRIAL & COMMERCIAL MACHINERY (1.2%)
         40,200   IDEX Corp...................................................        944,700
                                                                                -------------
  MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS
   (1.9%)
         90,000   Elsag Bailey Process Automation N.V.*.......................      1,440,000
                                                                                -------------
  MEDICAL DISTRIBUTORS & SERVICES (5.4%)
        131,000   Bindley Western Industries, Inc.............................      2,456,250
        156,500   Medical Resources, Inc.*....................................      1,701,940
                                                                                -------------
                                                                                    4,158,190
                                                                                -------------

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SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 1997 (UNAUDITED)

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--------------------------------------------------------------------------------

                                            SECURITY
     SHARES                               DESCRIPTION                               VALUE
  -------------   ------------------------------------------------------------  -------------
  OIL & GAS EXTRACTION & DISTRIBUTION (8.9%)
         36,500   Flores & Rucks, Inc.*.......................................  $   1,478,250
         75,000   Forest Oil Corp.*...........................................        993,750
         71,000   Getty Petroleum Corp........................................      1,455,500
         42,800   Penn Virginia Corp..........................................      1,893,900
         35,000   South Jersey Industries, Inc................................        748,126
         20,000   Transmontaigne Oil Co.*.....................................        312,501
                                                                                -------------
                                                                                    6,882,027
                                                                                -------------
  PRIMARY METAL INDUSTRIES (3.4%)
         80,000   Commonwealth Aluminum Corp..................................      1,370,001
         50,000   Schnitzer Steel Industries, Inc.............................      1,275,000
                                                                                -------------
                                                                                    2,645,001
                                                                                -------------
  RAILROAD TRANSPORTATION (2.3%)
        106,000   RailTex, Inc.*..............................................      1,762,253
                                                                                -------------
  REAL ESTATE (1.2%)
         50,000   Insignia Financial Group, Inc. -- Class A*..................        900,000
                                                                                -------------
  RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (2.8%)
         45,700   AEP Industries, Inc.*.......................................      2,125,050
                                                                                -------------
  TRANSPORTATION EQUIPMENT (13.9%)
         46,000   A. O. Smith Corp............................................      1,604,251
         40,000   AMERCO*.....................................................      1,020,000
         62,000   Federal-Mogul Corp..........................................      1,526,752
         86,500   GenCorp, Inc................................................      1,643,500
        170,000   Mascotech, Inc..............................................      3,485,000
        145,000   Quixote Corp................................................      1,305,000
         10,000   Terex Corp.*................................................        131,250
                                                                                -------------
                                                                                   10,715,753
                                                                                -------------


                                            SECURITY
     SHARES                               DESCRIPTION                               VALUE
  -------------   ------------------------------------------------------------  -------------
  WHOLESALE TRADE-DURABLE GOODS (2.8%)
         60,000   U.S. Industries, Inc.*......................................  $   2,115,000
                                                                                -------------
  WHOLESALE TRADE-NONDURABLE GOODS (3.4%)
         14,800   Culbro Corp.*...............................................      1,387,500
         18,500   General Cigar Holdings, Inc.*...............................        411,626
         70,200   Nutramax Products, Inc.*....................................        843,819
                                                                                -------------
                                                                                    2,642,945
                                                                                -------------
  TOTAL COMMON STOCKS (COST $67,237,556)......................................     70,893,538
                                                                                -------------
  CONVERTIBLE PREFERRED STOCK (0.7%)
  TRANSPORTATION EQUIPMENT (0.7%)
         15,000   Terex Corp., 13.00%, due 12/31/00*(a) (cost $354,375).......        567,450
                                                                                -------------
  WARRANTS (0.6%)
  TRANSPORTATION EQUIPMENT (0.6%)
         15,000   Terex Corp.*(a) (cost $135,000).............................        478,950
                                                                                -------------
  SHORT-TERM HOLDINGS (6.7%)
        343,810   1784 Institutional U.S. Treasury Money Market Fund..........        343,810
      1,286,990   Forum Daily Assets Treasury Fund............................      1,286,990
      3,500,000   Trident Capital Finance Commercial Paper, 5.70%, due
                   4/1/97.....................................................      3,500,000
                                                                                -------------
  TOTAL SHORT-TERM HOLDINGS (COST $5,130,800).................................      5,130,800
                                                                                -------------
  TOTAL INVESTMENTS (100.0%) (COST $72,857,731)...............................  $  77,070,738
                                                                                -------------
                                                                                -------------

*   Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A, or securities offered pursuant to Section 4(2) of the Secutities Act of 1933, as amended.

ADR American Depositary Receipts.

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SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)

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
ASSETS:
    Investments at value (cost $72,857,731).....................  $ 77,070,738
    Interest, dividends and other receivables...................        38,062
    Receivable for securities sold..............................       439,072
    Receivable for Fund shares sold.............................       380,961
    Organization costs, net of amortization (Note 2)............        60,837
                                                                  ------------
Total assets....................................................    77,989,670
                                                                  ------------
LIABILITIES:
    Payable for securities purchased............................       601,438
    Payable to Adviser (Note 3).................................       111,297
    Payable to Administrator (Note 3)...........................         9,935
    Accrued fees and other expenses.............................        14,439
                                                                  ------------
Total liabilities...............................................       737,109
                                                                  ------------
NET ASSETS                                                        $ 77,252,561
                                                                  ------------
                                                                  ------------

COMPONENTS OF NET ASSETS:
    Paid in capital.............................................  $ 71,867,077
    Undistributed net investment loss...........................      (199,101)
    Unrealized appreciation on investments......................     4,213,007
    Accumulated net realized gain...............................     1,371,578
                                                                  ------------
NET ASSETS......................................................  $ 77,252,561
                                                                  ------------
                                                                  ------------
SHARES OF BENEFICIAL INTEREST...................................     5,660,933
                                                                  ------------
                                                                  ------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE).......  $      13.65
                                                                  ------------
                                                                  ------------

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SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

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
INVESTMENT INCOME:
    Dividend income.............................................  $    173,934
    Interest income.............................................        82,650
                                                                  ------------
Total investment income.........................................       256,584
                                                                  ------------
EXPENSES:
    Investment advisory (Note 3)................................       227,775
    Shareholder Services (Note 3)...............................        75,925
    Administration (Note 3).....................................        45,555
    Accounting (Note 3).........................................        20,000
    Transfer agent (Note 3).....................................        16,101
    Reporting...................................................        12,722
    Legal.......................................................        11,500
    Registration................................................        10,609
    Amortization of organization costs (Note 2).................         8,691
    Audit.......................................................         7,500
    Trustees (Note 3)...........................................         7,500
    Custody.....................................................         4,155
    Miscellaneous...............................................         7,652
                                                                  ------------
Net expenses....................................................       455,685
                                                                  ------------
NET INVESTMENT LOSS.............................................      (199,101)
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments sold.......................     2,306,249
    Net change in unrealized appreciation on investments........      (233,863)
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........     2,072,386
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $  1,873,285
                                                                  ------------
                                                                  ------------

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SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED SEPTEMBER 30, 1996 AND THE SIX MONTHS ENDED MARCH 31, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   AMOUNT          SHARES
                                                               --------------  --------------
NET ASSETS--OCTOBER 1, 1995..................................  $      100,000          10,000
                                                               --------------  --------------
OPERATIONS:
    Net investment loss......................................         (93,579)
    Net realized gain on investments sold....................       2,217,922
    Net change in unrealized appreciation on investments.....       4,446,870
                                                               --------------
        Net increase in net assets resulting from
         operations..........................................       6,571,213
                                                               --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income....................................          (3,033)
                                                               --------------
CAPITAL SHARE TRANSACTIONS:
    Sale of shares...........................................      40,407,658       3,428,401
    Reinvestment of distributions............................           3,021             281
    Redemption of shares.....................................      (1,694,149)       (128,955)
                                                               --------------  --------------
        Net increase in capital transactions.................      38,716,530       3,309,727
                                                               --------------  --------------
                                                                               --------------
        Net increase.........................................      45,284,710
                                                               --------------
NET ASSETS--SEPTEMBER 30, 1996 (Including line A)............      45,384,710
                                                               --------------
OPERATIONS:
    Net investment loss......................................        (199,101)
    Net realized gain on investments sold....................       2,306,249
    Net change in unrealized appreciation on investments.....        (233,863)
                                                               --------------
        Net increase in net assets resulting from
         operations..........................................       1,873,285
                                                               --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments.........................      (3,073,364)
                                                               --------------
CAPITAL SHARE TRANSACTIONS:
    Sale of shares...........................................      33,426,777       2,353,873
    Reinvestment of distributions............................       3,008,999         221,739
    Redemption of shares.....................................      (3,367,846)       (224,406)
                                                               --------------  --------------
        Net increase in capital transactions.................      33,067,930       2,351,206
                                                               --------------  --------------
                                                                               --------------
        Net increase.........................................      31,867,851
                                                               --------------
NET ASSETS--MARCH 31, 1997 (Unaudited) (Including line B)....  $   77,252,561
                                                               --------------
                                                               --------------
(A)  Accumulated undistributed net investment income,
     September 30, 1996......................................  $     --
                                                               --------------
                                                               --------------
(B)  Accumulated undistributed net investment loss,
     March 31, 1997..........................................  $     (199,101)
                                                               --------------
                                                               --------------

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SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD.

                                                         SIX MONTHS ENDED    YEAR ENDED
                                                             MARCH 31,      SEPTEMBER 30,
                                                             1997 (a)         1996 (b)
                                                         -----------------  -------------
Net Asset Value, Beginning of Period...................     $   13.71        $   10.00
                                                              -------       -------------
Investment Operations
  Net Investment Loss..................................         (0.04)           (0.02)
  Net Realized and Unrealized Gain on Investments......          0.84             3.73
                                                              -------       -------------
Total from Investment Operations.......................          0.80             3.71
                                                              -------       -------------
Distributions from
  Net Realized Gain on Investments.....................         (0.86)           --
                                                              -------       -------------
Net Asset Value, End of Period.........................     $   13.65        $   13.71
                                                              -------       -------------
                                                              -------       -------------

Total Return...........................................          5.88 %(c)       37.15%

Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)............     $  77,253        $  45,385
Ratios to Average Net Assets:
  Expenses including reimbursement/waiver..............          1.50 %(d)        1.49%
  Expenses excluding reimbursement/waiver..............          1.50 %(d)        1.98%
  Net investment loss including reimbursement/waiver...         (0.66)%(d)       (0.40)%
Average Commission Rate (e)............................     $  0.0582        $  0.0467
Portfolio Turnover Rate................................         67.56 %         111.18%

(a) Unaudited.
(b) For the period October 1, 1995 (commencement of operations) through September 30, 1996.
(c) Not annualized.
(d) Annualized.
(e) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

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SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1.  ORGANIZATION

The CRM Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has one active investment portfolio. The Trust Instrument of the Trust authorizes each portfolio to issue an unlimited number of shares of beneficial interest without par value. Included in this report is The CRM Small Cap Value Fund (the "Fund"), a diversified portfolio of the Trust that commenced operations on October 1, 1995.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

    SECURITY VALUATION -- Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. Securities with a maturity of 60 days or less are valued at amortized cost.

    INTEREST AND DIVIDEND INCOME -- Interest income is accrued as earned. Dividends on securities held by the Fund are recorded on the ex-dividend date.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

    ORGANIZATION COSTS -- The costs incurred by the Fund in connection with their organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five year period beginning with the commencement of the Fund's operations.

    FEDERAL TAXES -- The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income tax provision is required.

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                                                                   THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 1997 (UNAUDITED)

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    REALIZED GAIN AND LOSS -- Security transactions are accounted for on a trade date basis and realized gain and loss on investments sold are determined on the basis of identified cost.

3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser to the Fund is CRM Advisors, LLC (the "Adviser"), an affiliate of Cramer, Rosenthal, McGlynn, Inc. The Adviser receives monthly, from the Fund, an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The administrator of the Fund is Forum Financial Services,
Inc.-Registered Trademark- ("Forum"). Pursuant to an Administration Agreement, Forum receives monthly a fee equal to the greater of an annual rate of 0.15% of the average daily net assets of the Fund or $40,000 per year. Forum also serves as distributor of the Fund's shares pursuant to a Distribution Agreement under which it receives no additional fees.

Forum Financial Corp.-Registered Trademark- ("FFC"), an affiliate of Forum, serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $12,000 per year plus certain shareholder account fees. FFC also provides fund accounting services to the Fund. For these services, FFC receives a fee of $36,000 per year plus certain amounts based upon the number and types of portfolio transactions within the Fund. Forum and FFC are affiliated companies. The Trust has adopted a shareholder servicing plan which allows it to obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, Forum may pay shareholder servicing agents, including the Adviser, up to 0.25% of the average daily net assets of the Fund attributable to accounts for which the agent provides shareholder services. The Trust reimburses Forum an amount equal to any shareholder servicing fees it pays to shareholder servicing agents.

Each Trustee, who is not an "affiliated person" as defined in the Investment Company Act of 1940, receives from the Fund an annual fee of $5,000 plus out of pocket expenses.

4.  SECURITIES TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, totaled $66,648,487 and $39,271,414 respectively, for the six months ended March 31, 1997.

For Federal income tax purposes, the tax basis of investment securities owned as of March 31, 1997 was $72,857,731. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $9,017,355 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $4,804,348.

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                                                                   THE CRM FUNDS

DIRECTORS
John E. Appelt
Fred M. Filoon
Louis Klein, Jr.
Clement C. Moore, II
Eugene A. Trainor, III
INVESTMENT ADVISER
CRM Advisors, LLC
707 Westchester Avenue
White Plains, New York 10604
ADMINISTRATOR AND DISTRIBUTOR
Forum Financial Services, Inc.
Two Portland Square
Portland, Maine 04101
CUSTODIAN
The First National Bank of Boston, N.A.
150 Royall Street
Canton, Massachusetts 02021
LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022
INDEPENDENT AUDITORS
Ernst & Young, LLP
One North Broadway
White Plains, NY 10601

INVESTOR INFORMATION: (800) 844-8258
                    (207) 879-8910

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO
SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A
COPY OF THE CRM SMALL CAP VALUE FUND PROSPECTUS.

  [RECYCLE LOGO] This report has been printed on recycled paper.

                                     [LOGO]

                                   SMALL CAP
                                   VALUE FUND

                               SEMI-ANNUAL REPORT

                                 March 31, 1997